UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant   ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐   Preliminary Proxy Statement.
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐   Definitive Proxy Statement.
☑   Definitive Additional Materials.
☐   Soliciting Material Pursuant to §240.14a-12.
Dick’s Sporting Goods, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on June 3, 2009, for Dick’s Sporting Goods, Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/dks. To vote your proxy while visiting this site you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to adopt these rules and need YOUR participation.

If you want to receive a paper or e-mail notice of the proxy material, you may request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before May 22, 2009.

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View Materials Online at www.proxydocs.com/dks A convenient way to view proxy materials and VOTE!

Material may be requested by one of the following methods:

INTERNET
www.investorelections.com/dks

TELEPHONE
(866) 648-8133

*E-MAIL
paper@investorelections.com

You must use the 12 digit control number located in the box below.
*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other re-quests, instructions or other inquiries should be included with your e-mail requesting material.

To view your proxy materials online, go to www.proxydocs.com/dks. Have the 12 digit control number available when you access the website and follow the instructions.

Dick’s Sporting Goods, Inc. Notice of Annual Meeting

Date: Time: Place:	June 3, 2009 1:30 p.m. (local time) Hyatt Regency, 1111 Airport Blvd, Pittsburgh, PA 15231
The purpose of the Annual Meeting is to take action on two proposals:
Proposal One – Election of three (3) Class A Directors, each for terms that expire in 2012.
The Board of Directors recommends that you vote FOR each of the Class A Directors.
Proposal Two – Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.
The Board of Directors recommends that you vote FOR ratification of Deloitte & Touche LLP.
Should you require directions to the annual meeting, please call (724) 273-3128
Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.

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